# Today & Tomorrow

## ORIGINCLEAR
## AND ITS
## FAMILY OF COMPANIES

*A leading provider of water treatment solutions*

# Safe Harbor Statement

- Matters discussed in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “designed”, “plan”, "anticipate," "believe," "estimate," "may," "intend," "expect“, future”, “potential” and similar expressions identify such forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein, and while expected, there is no guarantee that we will attain the aforementioned anticipated developmental milestones. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U.S. actions subsequently; and other factors detailed in reports filed by the Company.

Version M

# What is OriginClear?

- A leading provider of water treatment solutions.
  - Developer of a breakthrough water cleanup technology
    - Being licensed to the $500 billion world water services market — expected to double to one trillion dollars by 2020*.
  - **Now:** we aim to become a growing family of profitable, well-managed water treatment companies that provide complete systems and services…

*The OriginClear Family of Companies™*

* Source: "A Blue Revolution – Global Water" (2012) (link)

# OriginClear's Development

- Founded in 2007: a pure technology company.
- Went public in 2008 on OTC Bulletin Board.
- Developed a breakthrough high-speed water cleanup technology using multi-stage electrochemistry: Electro Water Separation™ (EWS).
- Commercialization of the technology through…
  - Licensing to equipment makers.
  - Joint Ventures.
  - Master licensing, beginning with China subsidiary.

# 2015: Technology Status

OriginClear

- EWS technology now scaled and proven.
- Expert team pursuing partnerships worldwide.
- Wins in China, Europe, US:
  - OriginClear (HK) in process of funding by Chinese investors.
  - French JV (Ennesys) close to market, $50 million valuation.
  - First oil & gas licensee (PACE) active in Marcellus.
  - Strategic discussions in Bakersfield area.
  - “Sour well” remediation being proven in Texas.

✓ Management resources freed up to leverage public platform.

# Study: A Fast-Growing Market

OriginClear

- Global water services industry to double to $1 trillion by 2020.*
- Driven by:
  - Scarcity issues:
    - ✓ Close to half of the world's population will be living in water-stressed areas.
  - Growing demand for water treatment:
    - ✓ Demand may outstrip supply 40% worldwide by 2030.

* Source: "A Blue Revolution – Global Water" (2012)

# US Growth Highly Variable

OriginClear

- Overall US Water Market: $130 billion (2010)*
  - Growing 5-7% annually
- Select subsectors growing much faster:

| | |
|---|---|
| ✓ Ozonation | 8% |
| ✓ Reverse Osmosis | 10% |
| ✓ Ultraviolet Radiation Disinfection | 13% |
| ✓ Micro- and Ultra-filtration Membranes | 15% |
| ✓ Membrane Bioreactors | 20% |

* Source: American Water Works Association (2011)

# US Growth Drivers

- *CONTAMINATION*
  - Health risks & environmental impact of contaminants & chemicals in supply water and wastewater.
- *SHORTAGES*
  - Shortage of drinking & agricultural quality water
- *REGULATION*
  - New regulatory limits for disinfection byproducts, VOCs, perchlorates, & other contaminants.

* Source: Water Treatment Equipment, Freedonia (2013)

# Fragmented US Services Market

OriginClear

- Numerous local and regional solution providers.
- Strengths in specialty markets.
- Companies are owner-operated, entrepreneurial.
- Founders may have long-term exit or retirement concerns.

> "This is a highly fragmented and regulated industry with limited competition for complete service providers"*

* Source: Businesswire: Heckmann to Acquire Thermo Fluids Inc. (link)

# Acquisition Opportunity

OriginClear

- Opportunity to aggregate fragmented service providers in high growth subsectors.
- Benefits:
  - Owner-operators get publicly-traded ownership platform.
  - Companies gain "network effect" in technology & opportunities.
  - Build team efficiency and financial strengths over time.

*OriginClear can become more robust with each acquisition.*

# The Ideal OriginClear Company

OriginClear

- Strong revenues and profits.
- Stable and growing.
- $5-20 million topline, local and regional strengths.
- Service-intensive, customer-facing.
- Located in USA.
- Single decision-maker, there for the duration.
- Strong exec team dedicated to growth.
- Complementary to other companies in the family.

# The Family of Companies

OriginClear

- **A group of innovative, comprehensive water treatment companies.**
  - Provide systems and services as a total solution for water treatment in a wide range of industries.
  - Meet the full range of technology and service requirements.
- Hallmarks:
  - Quality and performance.
  - Exceptional customer care.
  - Complete responsibility for solution.

# Acquisition, Not Integration

- Our plan is for acquired companies to retain their own…
  - Brand identity,
  - Separate operations,
  - Decision-making independence.
- No requirement to carry our technology.
- We do plan to advise, pursue long term efficiencies:
  - Share expertise e.g. Internet lead generation.
  - Develop group buying, financing power.

# M&A Plan of 2015

- Get a “first win” to close by Q4:
- Stable, profitable, fast-growing first acquisition.

✓ Progressive Water Treatment (Dallas):
  - Terms agreed 21 July
  - Definitive Agreement announced 4 August
  - Intend to close by October.

✓ Scout a second acquisition.



OriginClear Family of Companies

# Three Year Plan

# Year One

- Corporate
  - Complete first and second acquisition.
  - Material revenue and EBITDA contribution expected by EOY 2015.
- Technology
  - Complete current R&D through Gen 3 (Multi-chamber, modular system).
  - Complete technology transfer package.
  - Complete current licensing agreements (US and Asia).
  - Close commercial sales of pilot equipment.
  - China subsidiary funded and operating.
  - Require ISO-grade manufacturing – develop a certified mfr.

# Year Two

OriginClear

- Corporate
  - Up to five acquisitions – potentially some non-US.
  - Overall profitability achieved.
  - Plan to list on a national exchange (e.g. NASDAQ or NYSE MKT)
  - Logistical integration of companies.
- Technology
  - First Global Joint Venture in a key application of the technology.
  - Gen Four (virtualization, ‘cloud’ controls) in field testing.
  - Build out China subsidiary for a potential IPO.

# Year Three

OriginClear

- Corporate
  - Acquisitions program largely complete.
  - Excellent growth of top and bottom lines.
  - Implement technical and market integration.
  - Institutional analysts following the company.
- Technology
  - Most key applications under master licensees or JVs.
  - Technology fully mature and cloud-managed.
  - EWS recognized as key technology in waste water clarification.

# Management Team

OriginClear

- Corporate
  - Riggs Eckelberry – President & CEO/Co-Founder
  - Bill Charneski – Senior Vice President
  - Eric Sandler – Controller
- Technology
  - Jean-Louis Kindler – Chief Operating Officer
  - Nicholas Eckelberry – Chief Research Officer/Co-Founder
  - Lee Portillo – Vice President of Engineering
  - Mael Disa-Vingataramin – VP Licensing & Bus Dev

# Contact Information

Bill Charneski
Senior Vice President
OriginClear, Inc.

www.originclear.com/contact
*Corporate Acquisitions*